UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 October 2, 2002
                                (Date of earliest
                                 event reported)



Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------

1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

1-1839                     COMMONWEALTH EDISON COMPANY                                  36-0938600
                           (an Illinois corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

333-85496                  EXELON GENERATION COMPANY, LLC                               23-3064219
                           (a Pennsylvania limited liability company)
                           300 Exelon Way
                           Kennett Square, Pennsylvania 19348
                           (610) 765-8200

Item 5. Other Events

On October 3, 2002 Exelon issued the following note to its financial community:

 Exelon Generation Company, LLC Exercises Options Under Purchase Power Agreement
                          With Midwest Generation, LLC


On October 2, 2002, Exelon Generation notified Midwest Generation, LLC (Midwest) of its exercise of certain of Exelon Generation's termination options under the existing Collins Generating Station and Peaking Unit Purchase Power Agreements
(PPA). Exelon Generation is a subsidiary of Exelon Corporation (Exelon). Midwest is a subsidiary of Edison Mission Energy and Edison International. Exelon Generation has elected to exercise its termination options on Collins Units 2, 4, and 5 totaling 1,614 MWs of the capacity for the fourth and fifth contract years, 2003 and 2004. Exelon Generation has also elected to exercise its termination options with respect to Calumet units 33 and 34 and Lombard unit 33 totaling 113 MWs for the same period. The effect of exercising these termination options is that Exelon Generation will release the output of the following Midwest generating units during 2003 and 2004.

Collins Unit 2    -        554 MW
Collins Unit 4    -        530 MW
Collins Unit 5    -        530 MW
Calumet 33        -         38 MW
Calumet 34        -         43 MW
Lombard 33        -         32 MW
                         --------
Total                    1,727 MW

Exelon Generation did not exercise its termination options on Collins Units 1 and 3 (1,084 MWs of capacity) or on the remaining 694 MWs of peaking capacity under contract (a total of 1,778 MWs of capacity). Accordingly, Exelon Generation will take output from the following units during 2003.

Collins
Unit 1 -             554 MW
Unit 3 -             530 MW
Peaking units -      694 MW
                   --------
Total              1,778 MW

Exelon Generation also has a Coal Generating Stations Purchase Power Agreement with Midwest. Under that PPA, during the fourth contract year, 2003, Exelon Generation contracted for 1,696 MWs of non-option capacity from Midwest with a call option on 3,949 MWs of capacity. On July 1, 2002 Exelon Generation exercised it call option on 1,265 MWs of option capacity. For the contract year 2003, Exelon Generation will take the 1,696 MWs of non-option coal capacity, 1,265 MWs of the option coal capacity, 1,084 MWs of Collins station capacity and 694 MWs of peaking capacity from Midwest. In total, Exelon Generation has retained a total of 4,739 MWs of capacity under the terms of the three existing PPAs with Midwest Generation. Providing reliable service to customers in Illinois served by delivery subsidiary ComEd remains a top priority of Exelon.

On June 20, 2002, Exelon provided earnings per share guidance of a 4.5% to 5.5% compound annual growth rate (CAGR) off a 2001 base. The cost savings related to the Midwest contract incorporated in Exelon's model at that time totaled $120 million in 2003. The $120 million represented an estimate of the cost savings that could be achieved if the company turned back 50% of the July 1 coal options relative to the estimated cost of the contract in 2003. With the release of about 70% of the coal options and 1,727 MWs of Collins and peaking capacity, the estimated savings in 2003 relative to the full Midwest contract price are about $250 million. However, since the PPAs included a significant step-up in cost in 2003, that contract savings number does not represent year-over-year savings in 2003 compared to 2002.

With the exercise of the termination options on Collins and the peaking plants in addition to the options on the coal plants, the contract with Midwest is in place for 2003. By exercising the Midwest contract options and restructuring the 2003 supply portfolio, the expected capacity cost savings in 2003 compared with 2002 are approximately $130 million. The estimated cost savings are after recognition of capacity payments to other suppliers for the desired amount of contracted replacement of the released supply. Incremental savings related to the energy charge on purchased power will be a function of Exelon Generation's supply portfolio in 2003, fuel prices, wholesale market prices and volumes purchased.

For additional information please contact me at (312) 394-7696.

Sincerely,

Linda C. Byus, CFA
Vice President Investor Relations

================================================================================

This note contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company's Registration Statement on Form S-4, Reg. No. 333-85496 and Exelon's and Exelon Generation Company's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this note. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this note.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               EXELON CORPORATION
                               COMMONWEALTH EDISON COMPANY
                               EXELON GENERATION COMPANY, LLC

                               /S/  Ruth Ann Gillis
                               ------------------------------------
                               Ruth Ann Gillis
                               Senior Vice President and Chief Financial Officer Exelon Corporation


October 3, 2002